                                                                   EXHIBIT 10.31

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY AN **, HAVE BEEN SUBMITTED TO THE COMMISSION WITH THE CONFIDENTIAL TREATMENT REQUEST.


                              PURCHASE ORDER                           PAGE: 1


VASCO DATA SECURITY, INC.                                 P.O. NUMBER: V970107
1919 S. Highland Avenue                                    ORDER DATE: 02/28/97
Suite 118-C
Lombard, IL  60148

(630) 932-8844                                              VENDOR NO: MIC4622


VENDOR:                                          SHIP TO:
Micronix Integrated Systems                      VASCO DATA SECURITY, INC.
145 Columbia, Suite 200
Aliso Viego    CA 92656-1490

COMFIRM TO:
Mike Crossley

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
-------------------------------------------------------------------------------
REQUIRED DATE  SHIP VIA     F.O.B                  TERMS
02/28/97                    California             NO TERMS
-------------------------------------------------------------------------------
ITEMS NO.           UNIT  ORDERED    RECEIVED  BACK ORD  UNIT COST       AMOUNT
-------------------------------------------------------------------------------
7500-0000           EACH  **                0         0     **       106,500.00
  MX921 CUSTOM CHIP                 WHSE: 000
              50% prepayment due immediately, balance payment
              due 45 days after order placement. VDSI retains
              the right to issue an additional order for a
              minimum of    **    MX921 within 150 days of
              current order placement and reduce the unit cost to ** each for all MX921 not yet received.





                                                               ----------------
                                                    NET ORDER:       106,500.00
                                                    SALES TAX:              .00
                                                      FRIEGHT:              .00
                                                               ----------------
                                                  ORDER TOTAL:       106,500.00

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